CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.


                                                                  EXHIBIT 10.113


                        COMBINATORIAL CHEMISTRY AGREEMENT


         THIS COMBINATORIAL CHEMISTRY AGREEMENT (this "Agreement") is made and entered into effective as of September 27, 1999 (the "Effective Date"), by and between AXYS ADVANCED TECHNOLOGIES, INC., a Delaware corporation having a place of business at 180 Kimball Way, South San Francisco, CA 94080 ("AAT"), a subsidiary of Axys Pharmaceuticals, Inc., a Delaware corporation having a place of business at 180 Kimball Way, South San Francisco, CA 94080, and ALLERGAN, INC., a Delaware corporation, having a place of business at 2525 Dupont Drive, Irvine, CA 92612. AAT and Allergan may be referred to herein individually as a "Party" or, collectively, as the "Parties."

                                    RECITALS

         A. AAT has developed and owns certain capabilities, technology, and intellectual property relating to combinatorial chemistry and the synthesis of diverse chemistry libraries using combinatorial techniques.

         B. Allergan desires to purchase from AAT [ * ] compounds synthesized by AAT, to obtain related combinatorial software, to receive training and technical support in conjunction with the transfer of certain AAT technology and know-how and to obtain from AAT certain non-exclusive licenses to use such technology and intellectual property for Allergan's drug discovery, development and commercialization programs.

         C. AAT is willing, pursuant to the following terms and conditions, to synthesize and sell to Allergan such compound libraries, and to train Allergan's employees and grant such licenses.

         NOW, THEREFORE, the Parties agree as follows:

1.       DEFINITIONS

         The following capitalized terms shall have the meanings ascribed to such terms in the following definitions when used in this Agreement.

         1.1 "AAT KNOW-HOW" means Information that is Controlled by AAT during this Agreement and comprises general combinatorial chemistry techniques proprietary to AAT that are useful to Allergan in making Derivatives or other compounds based on the Compounds, such as computational methods, library development methods, library production methods, analytical methods and instrumentation know-how, but excluding the specific protocols and detailed set of combinatorial chemistry synthetic methods and operating procedures used for synthesizing the set of Compounds in each Library.

         1.2 "AAT PATENTS" means all patents and patent applications Controlled by AAT during this Agreement that claim inventions within the AAT Know-How or any part or aspect thereof.

         1.3 "AAT RESTRICTED INFORMATION" means all Confidential Information of AAT, other than AAT Know-How and AAT Patents, that is learned by the employees of Allergan who work at AAT as permitted under Section 3.1 at any time they are at an AAT facility.

         1.4 "AAT TECHNOLOGY" means the AAT Know-How, AAT Patents, and/or Software Programs, or any part or aspect thereof.

         1.5 "AFFILIATE" means, with respect to a Party, any individual or entity that controls, is controlled by, or is under common control with, such Party. For this definition, the term "control" shall refer to (a) the ownership, directly or indirectly, of at least 50% of the voting securities or other ownership interest of an entity, or (b) the possession, directly or indirectly, of the power to direct the management or policies of an entity, whether through the ownership of voting securities, by contract or otherwise.

         1.6 "COMBINATORIAL CHEMISTRY LIBRARY" means the aggregate of all the physical samples of the Compounds in the Libraries provided to Allergan hereunder.

         1.7 "COMPOUND" means any individual [ * ] chemical compound [ * ], a physical sample of which AAT synthesizes and provides to Allergan under the terms of Article 2 of this Agreement.

         1.8 "CONFIDENTIAL INFORMATION" means the Information of a Party that it considers proprietary and/or confidential, and that, if disclosed under this Agreement to the other Party in written, graphic or electronic form, is marked or otherwise designated as "confidential" or "proprietary" or the equivalent and, if disclosed orally, is characterized as "confidential" or "proprietary" by the disclosing Party at the time of such disclosure. "Confidential Information" of AAT shall include, without limitation, (a) those portions of the Software Programs along with associated documentation, if any, whether in source or object code form, along with any Information pertaining to the design of Software Programs, and (b) any Information, including but not limited to, design specifications, schematics, algorithms, API's, interfaces, procedures and code examples, relevant to any of the foregoing which may be provided by AAT to Allergan hereunder. The disclosing Party shall make reasonable efforts to summarize in writing all oral disclosures of Confidential Information.

         1.9 "CONTROLLED" means, with respect to any material, item of Information or intellectual property right, that the applicable Party owns or has a license or other right to such material, item of Information or intellectual property right, and has the ability to grant to the other Party access to and a right and license as provided for herein under such material, item of Information or intellectual property right without violating the terms of any agreement or other arrangements with or the rights of any third party.



[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.


                                       2.

         1.10 "DERIVATIVE" means a compound (other than a Compound) made by Allergan based upon the use of AAT Know-How or any Compound or structure-activity Information relating to Compounds.

         1.11 "GENERAL SCREENING" means use of any Library or any group of Compounds in assays to screen for activity [ * ], where the party conducting such screening is not expressly limited to [ * ].

         1.12 "INFORMATION" means information and data of any type and in any tangible or intangible form, including without limitation inventions, practices, methods, techniques, specifications, formulations, formulae, knowledge, know-how, skill, experience, test data, analytical and quality control data, stability data, results of studies and patent and other legal information or descriptions.

         1.13 "LIBRARY" means a collection of approximately [ * ] different Compounds synthesized by AAT and provided to Allergan as a single library, which Compounds are related to each other by a common Scaffold and the specific synthetic techniques that AAT used to make such group of Compounds.

         1.14 "PROTOCOL" means a detailed set of combinatorial chemistry synthetic methods and standard operating procedures designed to be used for synthesizing a Library.

         1.15 "SCAFFOLD" means the chemical substructure common to a set of Compounds in a particular Library.

         1.16 "SOFTWARE PROGRAMS" means the software programs provided to Allergan by AAT pursuant to this Agreement related to [ * ] and defined in Exhibit B attached hereto and made a part hereof, [ * ], accompanying documentation and other material related to such software programs and provided by AAT hereunder.

         1.17 "TECHNOLOGY COMMITTEE" means the committee formed by the Parties under Section 2.1 of this Agreement.

         1.18 "UPDATES" means any improvements, extensions and other changes to the Software Programs that are [ * ] and are provided to Allergan by AAT as set forth in Section 3.2.

2.       DEVELOPMENT AND TRANSFER OF LIBRARIES

         2.1 TECHNOLOGY COMMITTEE. Within thirty (30) days of the Effective Date, AAT and Allergan will form a committee consisting of two (2) representatives of each Party (the "Technology Committee"). Each Party's representatives on the Technology Committee may be changed by the Party with the approval of the Technology Committee. The Technology Committee shall meet as needed at times as agreed upon by the members of the Technology Committee (on a quarterly basis in principle) (a) to discuss proposals for Libraries proposed by either Party, (b) to discuss and establish the technology transfer to Allergan contemplated under Section 3.1, including appropriate schedules and mechanisms therefor, (c) to establish and supervise the training of Allergan employees with respect to use of the AAT Technology as


[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.


                                       3.

provided in Section 3.1 and (d) to discuss and resolve any non-business aspects of the relationship of the Parties under this Agreement that require attention. The Technology Committee shall act by unanimous consent, and may meet by telephone, video-conference or in face-to-face meetings, as agreed upon by the members of the Technology Committee. A chairperson shall be appointed for each meeting of the Technology Committee by the members of the Technology Committee. Each Party may send non-voting representatives to attend Technology Committee meetings.

         2.2 LIBRARY SYNTHESIS; SCAFFOLD REVIEW.

             (a) Commencing promptly after the Effective Date, AAT will use
[ * ] to synthesize the Compounds comprising the [ * ] Libraries to be provided to Allergan under this Agreement pursuant to the delivery schedule in Section
2.3. AAT will ensure that each Library will be composed of an average of approximately [ * ] Compounds and that [ * ] or more than [ * ], unless otherwise agreed by the Parties.

             (b) During the period when AAT is delivering the Library Compounds to Allergan under Section 2.3, Allergan shall have the right, as provided below, to review Scaffolds that AAT proposes to use in creating each Library, in advance of AAT delivering each such Library based on such Scaffolds. AAT shall provide the proposed Scaffolds to Allergan in confidence prior to preparing the Library based on such Scaffolds, and will use [ * ] to provide such Scaffolds as soon as AAT can reasonably do so in light of AAT's delivery schedule and in no event [ * ] in advance of starting the preparation of the related Library. Allergan shall have the right to review such Scaffolds and shall have the right to reject certain of such Scaffolds for [ * ] reason, including without limitation if Allergan determines that any Library based on or including such Scaffolds will overlap with or are substantially identical to compounds that Allergan has manufactured or plans to manufacture; provided, that Allergan shall have the right to reject up to [ * ] to be provided under this Agreement) during the term of this Agreement and AAT shall use [ * ] to replace said rejected Scaffolds with Scaffolds [ * ] to Allergan. Allergan shall notify AAT of its desire to accept or reject a particular Scaffold as soon as reasonably practicable and in no event [ * ] of receipt of the proposed Scaffold. Failure to notify AAT of its desire to reject a particular Scaffold within such [ * ] shall be deemed to be acceptance of such Scaffold by Allergan. AAT shall use
[ * ] to make and deliver such Library in accordance with the delivery schedule set forth in Section 2.3.

         2.3 DELIVERY OF COMPOUNDS. Subject to Section 2.2(b), AAT shall use
[ * ] to deliver the Compounds to Allergan according to the following schedule:
[ * ] to be delivered by [ * ]; an additional [ * ] to be delivered by [ * ] (with such deliveries to be made on a quarterly basis as determined by the Technology Committee); and an additional [ * ] to be delivered by [ * ] (with such deliveries to be made on a quarterly basis as determined by the Technology Committee). The Compounds shall be delivered in [ * ], or any other [ * ]. Risk of loss for and title to the Compounds provided by AAT to Allergan under this Agreement shall pass from AAT to Allergan [ * ]. AAT shall deliver a certificate of analysis with each Library specifying the results of analysis to show conformance with the specifications set forth in Exhibit A.

         2.4 USE OF COMPOUNDS BY ALLERGAN. Subject to the terms of this Agreement, Allergan shall have the right to use the Combinatorial Chemistry Library and the Compounds



[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.


                                       4.

therein solely [ * ]. Except as expressly permitted in the foregoing or as permitted in Section 6.3, Allergan covenants that it shall not transfer or disclose the Libraries or the Compounds, or the structures thereof to any third party for any purpose. Allergan may use the Information generated by the permitted uses of the Libraries and the Compounds, for any purpose in conjunction with the permitted use of the Compounds, subject to and in compliance with the limitations in this Agreement. Allergan further covenants that it is only permitted to transfer or disclose the Libraries, the Compounds or the structures thereof to any of its Affiliates subject to all relevant restrictions in this Agreement, including without limitation, the restrictions set forth in this Section 2.4. Allergan hereby guarantees the compliance of each of its Affiliates with all such restrictions regarding the Libraries, the Compounds or the structures thereof transferred or disclosed to such Affiliate.

         2.5 ALLERGAN'S RIGHT TO DERIVATIVES. Allergan and its Affiliates shall have a worldwide, royalty-free, irrevocable (except for uncured material breach by Allergan) right to synthesize and use Derivatives for [ * ].

         2.6 USE OF COMPOUNDS BY AAT. AAT may sell or provide the Combinatorial Chemistry Library or Compounds therein to other companies or third parties for their uses, including without limitation General Screening, provided that AAT covenants that prior to or during the term of this Agreement, it shall not provide any Library to [ * ] for use in General Screening. During the term of this Agreement, AAT agrees that it will not provide [ * ] of the Combinatorial Chemistry Library [ * ]. AAT also agrees that, during the term of this Agreement, if [ * ]. Without limiting the generality of AAT's retained rights, AAT and its Affiliates shall retain full rights to use the Combinatorial Chemistry Library and the Compounds for all internal purposes, including without limitation General Screening, combinatorial chemistry and medicinal chemistry, and drug discovery, development and commercialization activities of AAT and its Affiliates, and to sell such Compounds to third parties for any uses, subject only to the foregoing covenant. Further, it is understood that AAT and its Affiliates retain the right to use the Combinatorial Chemistry Library and the Compounds in screening for [ * ], and to provide the Combinatorial Chemistry Library, specific Compounds and the specifications for such Compounds to third party corporate partners of AAT or its Affiliates for use by such partner in screening for [ * ]. For purposes of clarity, it is understood and agreed that in the third party collaborations described in the immediately preceding sentence, [ * ].

         2.7 ALLERGAN OPTIONS.

             (a) CHEMISTRY SERVICES. AAT agrees to provide Allergan with [ * ]. If Allergan is interested in pursuing such a project at AAT, Allergan shall give AAT written notice of the desired project and details thereof, the Parties shall meet to negotiate in good faith the economic and other relevant terms of AAT conducting such a project, [ * ].

             (b) PROTOCOLS. Subject to the terms and conditions set forth herein, AAT hereby grants Allergan the option to license non-exclusively [ * ] Protocols during the period commencing on the Effective Date and ending [ * ] at the applicable price set forth in Section 4.4. In the event that Allergan exercises this option for the first time [ * ], the Parties agree to amend this Agreement in writing to add AAT's customary licensing provisions for Protocols and



[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

                                       5.

to provide for [ * ]. In the event that Allergan exercises this option for the first time [ * ], the Parties agree to execute a new written agreement that contains AAT's customary licensing provisions for Protocols. AAT agrees that, [ * ].

3.       TECHNOLOGY TRANSFER AND LICENSE

         3.1 TRANSFER OF COMBINATORIAL CHEMISTRY TECHNOLOGY. AAT shall transfer to Allergan, on an orderly basis, the AAT Know-How and copies of the AAT Patents [ * ]. The schedule for such transfer will be reasonable and orderly, as established by the Technology Committee. In addition, Allergan may provide, at its cost and expense, [ * ] Allergan scientists to work at AAT at any one time during [ * ] to assist and direct the transfer to Allergan of the AAT Know-How and Software Programs and to receive related technical training; provided that access or exposure to AAT Restricted Information by the Allergan scientists shall be subject to the provisions of Article 6. Such training shall be provided at AAT's facilities, unless otherwise agreed by the Parties. Any such Allergan scientists that work at AAT under the terms of this Section 3.1 shall be restricted from access to any AAT facilities or locations other than those necessary for completing the technology transfer and training as provided above. Further, AAT shall use reasonable efforts to limit and restrict such Allergan scientists from access or exposure to any confidential information of AAT that is not AAT Know-How. AAT agrees to [ * ] Allergan on the use of the AAT Technology to [ * ] the purpose of this Agreement. Therefore, AAT agrees to provide, when requested by Allergan, time during the term of the Agreement for [ * ] to be scheduled at such times as are mutually convenient to the Parties.

         3.2 DELIVERY OF SOFTWARE PROGRAMS AND UPDATES. Commencing [ * ] and according to the delivery schedule therefor established by the Technology Committee, AAT will, [ * ], deliver to and help install [ * ] copies of each of the Software Programs at Allergan's facilities. The Software Programs shall be delivered in electronic format, or in such other mutually agreeable format. Each Software Program [ * ]. AAT may make Updates during the term of this Agreement, [ * ].

         3.3 TECHNOLOGY AND SOFTWARE PROGRAMS LICENSE RIGHTS.

             (a) Subject to the terms of this Agreement, AAT hereby grants Allergan a limited, non-exclusive, non-transferable, worldwide, perpetual (subject to termination under Article 8) license to use and practice the AAT Know-How and AAT Patents solely for Allergan to make and use Compounds and Derivatives for any purpose permitted under this Agreement, and subject to the limitations in Sections 3.4 and 3.5 of this Agreement.

             (b) Subject to the terms of this Agreement, AAT hereby grants to Allergan a limited, non-exclusive, non-transferable, world-wide, perpetual (subject to termination under Article 8) license, solely within Allergan's organization and facilities: to use, [ * ] the Software Programs, and to [ * ], provided that all such uses of the Software Programs are solely for [ * ]. The foregoing license includes [ * ].

The foregoing license rights may not be sublicensed to a third party without the prior written consent of AAT, which consent shall not be unreasonably withheld, and any such permitted sublicense shall only be in conjunction with and in compliance with Allergan's permitted use of



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BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE
COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

                                       6.
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Compounds and Derivatives as described in Sections 2.4 and 2.5 and only to the extent needed to accomplish such permitted purposes. Allergan covenants that it will not transfer or disclose any such AAT Know-How, AAT Patents or Software Programs, or any part thereof, to any third party except as part of such permitted sublicenses and only subject to limitations consistent with the above restrictions and those in Section 3.5. Allergan further covenants that it will only transfer or disclose any such AAT Know-How, AAT Patents or Software Programs or any part thereof, to any of its Affiliates pursuant to agreements that subject such Affiliates to all relevant limitations in this Agreement, including without limitation, the restrictions regarding permitted use of Compounds as described in Sections 2.4, 2.5, 3.2, 3.3, 3.4 and 3.5. Allergan hereby guarantees the compliance of each of its Affiliates with all such restrictions and limitations on the use of the AAT Know-How, AAT Patents or Software Programs transferred or disclosed to such Affiliate.

         3.4 LIMITED COMMERCIAL LICENSES. Subject to the terms of this Agreement, AAT hereby grants Allergan a limited, non-exclusive, worldwide, perpetual (subject to termination under Article 8) license, with the right to sublicense, under the AAT Know-How, and AAT Patents, solely for Allergan to offer for sale, sell and manufacture [ * ].

         3.5 LIMITATIONS.

             (a) Allergan understands and agrees that AAT retains all its rights to use all technology, Information and intellectual property rights for its own purposes and to license or disclose such technology, Information and intellectual property rights to third parties without restriction, subject only to the right and the licenses granted to Allergan in Sections 2.4, 2.5, 3.3, 3.4 and 3.5 of this Agreement. Allergan covenants that it and its Affiliates shall not use or practice the AAT Know-How, AAT Patents, Software Programs, Libraries, Compounds for any use or purpose except as expressly permitted in Sections 2.4, 2.5, 3.3, 3.4 and 3.5. Allergan further covenants that Allergan and its Affiliates will not [ * ], except as expressly permitted in Sections 2.4, 2.5,
3.3 and 3.4, but excluding from the foregoing limitation [ * ].

             (b) Allergan may not: (i) distribute in any manner any of the Software Programs or any derivative work of any portion of the Software Programs, except as expressly permitted in this Agreement; (ii) publicly disclose, publicly perform or publicly display the Software Programs; (iii) use, copy, compile, adapt, translate the Software Programs except as expressly permitted in this Agreement; (iv) sell, lease, loan, trade, transfer (including over a network including the Internet), sublicense, market or publish the Software Programs except as expressly permitted in this Agreement; or (v) copy the documentation, except as expressly permitted in this Agreement. Allergan acknowledges and agrees that [ * ] is highly confidential and warrants the imposition of appropriate security precautions.

4.       PAYMENTS

         4.1 PAYMENTS FOR COMPOUNDS. Allergan shall pay AAT a purchase price for [ * ] Compounds delivered hereunder equal to [ * ] for each such Compound. Allergan shall make such payment within [ * ] of its receipt of a Library from AAT. [ * ]. Allergan shall be responsible for payment of all shipping or other transportation charges and insurance costs and any sales, transfer, excise, export or other tax and of any customs tax or duties assessed on the


[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

                                       7.

sale or transfer of such samples under the terms of this Agreement, but excluding taxes based upon net income of AAT.

         4.2 LICENSE FEE. In consideration for the grant of license rights under
Article 3 hereof, Allergan shall pay to AAT a non-refundable license fee of [ * ]. Allergan shall make such license payment [ * ].

         4.3 TECHNOLOGY TRANSFER FEE. In consideration for the technology transferred under Article 3 hereof, Allergan shall pay to AAT a technology transfer fee of [ * ]. Allergan shall make the [ * ].

         4.4 PAYMENTS FOR PROTOCOLS. For each Protocol licensed non-exclusively pursuant to Section 2.7(b) [ * ], Allergan shall pay AAT [ * ]. For each Protocol licensed non-exclusively pursuant to Section 2.7(b) [ * ], Allergan shall pay AAT [ * ]. For each Protocol licensed non-exclusively [ * ]. Allergan shall make all payments under this Section 4.4 within [ * ] of its receipt of a Protocol from AAT.

         4.5 BANK ACCOUNT. All payments payable by Allergan to AAT under this Agreement shall be made by wire transfer remittance to the bank account designated by AAT.

5.       INTELLECTUAL PROPERTY MATTERS

         5.1 OWNERSHIP. All intellectual property rights, including but not limited to all copyrights, patent rights, moral rights, and trade secrets, in and to the AAT Know-How, AAT Patents, and the Software Programs that are Controlled by AAT as of the Effective Date or during this Agreement shall remain exclusively with AAT, subject only to the license rights granted to Allergan under Sections 2.4, 2.5, 3.3, 3.4 and 3.5. The sale to Allergan of the Compounds hereunder does not involve the sale or transfer of AAT intellectual property rights (if any) relating thereto, which AAT retains. AAT shall own the entire right, title and interest in and to any inventions and Information, and all intellectual property rights therein, developed solely by employees or agents of AAT or its Affiliates in the course of this Agreement. Allergan shall own the entire right, title and interest in and to any inventions and Information, and all intellectual property rights therein, developed solely by employees or agents of Allergan or its Affiliates in the course of this Agreement. The Parties shall own jointly the entire right, title and interest in and to any inventions and Information, and all intellectual property rights therein, developed jointly by employees or agents of AAT or its Affiliates and employees or agents of Allergan or its Affiliates in the course of this Agreement.

         5.2 LIMITATION ON PATENT APPLICATIONS. If Allergan or its Affiliate or AAT or its Affiliate or licensee [ * ]. Except as provided in the preceding sentence, the Parties agree that each Party and its Affiliates shall [ * ] filing or prosecuting any patent applications that [ * ].

         5.3 LIMITED CROSS-LICENSES.

             (a) Allergan hereby grants to AAT a non-exclusive, world-wide, perpetual (subject to termination by Allergan under Section 8.2), royalty-free license, with right to sublicense, under issued patents Controlled by Allergan or its Affiliate that [ * ] solely for AAT



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BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE
COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

                                       8.

and its Affiliates and sublicensees to make, have made, import, use, offer for sale and sell such Compound as permitted in Section 2.6 of this Agreement, but excluding from the foregoing license (i) [ * ], and (ii) any license right to use or sell, for any purpose other than screening or creating derivatives, [ * ] being demonstrated by an active and ongoing program of preclinical or clinical development or marketing for which funds and personnel have been allocated.

             (b) AAT hereby grants to Allergan a non-exclusive, world-wide, perpetual (subject to termination by AAT under Section 8.2), royalty-free license, with right to sublicense, under issued patents Controlled by AAT or its Affiliate that [ * ] solely for Allergan and its Affiliates and sublicensees to make, have made, import, use, offer for sale and sell such Compound as permitted in Sections 2.4 and 2.5 of this Agreement, but excluding from the foregoing license any license right to use or sell for any purpose other than screening and derivatization [ * ] with written notification of its intent to file within a reasonable period a patent application claiming [ * ] an active and ongoing program of preclinical or clinical development or marketing for which funds and personnel have been allocated, and [ * ].

         5.4 ENFORCEMENT OF PATENTS. If Allergan becomes aware of any actions of a third party that it considers infringing upon any AAT Patent, it shall notify AAT and provide all evidence of such infringement that is reasonably available. AAT shall have the sole and exclusive right, at its own expense, to attempt to terminate such infringement by commercially appropriate steps, including suit. Any amounts recovered by AAT, whether by settlement or judgment, shall be retained by AAT.

         5.5 THIRD PARTY PATENT RIGHTS. If any warning letter or other notice of infringement is received by a Party, or action, suit or proceeding is brought against a Party alleging infringement of a patent right of any third party in the manufacture, use or sale of a Library, Compound or use or practice of the AAT Know-How, or AAT Patents or Software Programs as permitted herein, [ * ].

6.       CONFIDENTIALITY

         6.1 CONFIDENTIALITY OBLIGATIONS. Each Party agrees that, for the term of this Agreement and for [ * ] thereafter, such Party shall keep, and shall ensure that its officers, directors, employees and agents keep, completely confidential and shall not publish or otherwise disclose and shall not use for any purpose except as expressly permitted hereunder any Confidential Information furnished to it by the other Party pursuant to this Agreement; except that the foregoing obligations shall not apply to any Information to the extent that it can be established by such receiving Party that such Information:

             (a) was already known to the receiving Party or any of its Affiliates, other than pursuant to an obligation of confidentiality owed to the disclosing Party, at the time of disclosure;

             (b) was generally available to the public or otherwise part of the public domain at the time of its disclosure to the receiving Party;



[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

                                       9.

             (c) became generally available to the public or otherwise part of the public domain after its disclosure other than through any act or omission of the receiving Party in breach of this Agreement;

             (d) was subsequently lawfully disclosed to the receiving Party or its Affiliates by a third party other than in contravention of a confidentiality obligation of such third party to the disclosing Party; or

             (e) was developed or discovered by employees of the receiving Party or its Affiliates who had no access to the Confidential Information of the disclosing Party.

Notwithstanding the foregoing, each Party may disclose the other's Confidential Information only to the extent such disclosure is necessary: (i) for filing patent applications or obtaining patents, provided the disclosing Party receives the other Party's prior written consent for any disclosure under this subsection
(i), which consent shall not be unreasonably withheld; (ii) for filing and obtaining approval of applications with regulatory authorities to sell pharmaceutical products; or (iii) for prosecuting or defending litigation or complying with applicable governmental laws or regulations, provided that if a Party is required to make any such disclosure of the other Party's Confidential Information under (iii), above, it will, whenever reasonably possible, give advance notice to the latter Party of such disclosure requirement, will cooperate with the other Party in its efforts to secure confidential treatment of such Confidential Information prior to its disclosure (whether through protective orders or confidentiality agreements or otherwise), and will use reasonable efforts to limit the extent of such disclosure and, if requested by the other Party because of an inability of such other Party to seek confidential treatment, to secure confidential treatment of such Confidential Information prior to its disclosure (whether through protective orders or confidentiality agreements or otherwise).

         6.2 PRESS RELEASES. Except to the extent required by law or as otherwise permitted in accordance with this Section 6.2 or Section 6.3, neither Party shall make any public announcements concerning this Agreement or the subject matter hereof without the prior written consent of the other, which shall not be unreasonably withheld. Notwithstanding the foregoing, the Parties agree that each Party may desire or be required to issue press releases relating to this Agreement or activities thereunder, and the Parties agree to consult with each other reasonably and in good faith with respect to the text of such press releases prior to the issuance thereof, provided that a Party may not unreasonably withhold consent to such releases, and that either Party may issue such press releases as it determines are reasonably necessary to comply with laws or regulations or, based on advice of counsel, for appropriate market disclosure. The principles to be observed by AAT and Allergan in public disclosures with respect to this Agreement shall be: accuracy, the requirements of confidentiality under this Article 6, and the normal business practice in the pharmaceutical and biotechnology industries for disclosures by companies comparable to AAT and Allergan. Except as set forth in Section 6.3 hereof, in the event of a required or desired public announcement, such Party shall provide the other Party with a reasonable opportunity and the right to approve the content of such announcement prior to its being made, which approval shall not be delayed or unreasonably withheld. Each Party agrees that any filings it makes with the Securities and Exchange Commission describing the terms of this Agreement shall be consistent with the prior press releases and other public disclosures of such terms.



[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.


                                      10.

Commencing upon the expiration or termination of this Agreement, each Party may freely disclose, without the permission of the other Party, [ * ], provided no Confidential Information of the other Party or terms of this Agreement are disclosed thereby or therein without prior written consent of the other Party.

         6.3 PUBLICATIONS. Notwithstanding the terms of Section 6.2, either Party may publish Information that such Party discovered or developed in its research, development or commercialization activities derived from use of any Library, Compound or AAT Know-How without the consent of or notice to the other Party, provided, however, that no such publication may contain the Confidential Information of the other Party, or may disclose the structure of a Compound or Information that reasonably may be interpreted to disclose the structure of a Compound unless:

             (a) such structure is in the public domain at the time of such publication;

             (b) such structure was independently discovered by employees of the publishing Party who had no access to the Libraries, the Compounds or any Confidential Information of the other Party; or

             (c) the other Party has consented in writing to such disclosure; or

             (d) such Party has [ * ].

7.       INDEMNIFICATION

         7.1 INDEMNIFICATION BY ALLERGAN. Allergan shall indemnify, defend and hold AAT and its agents, employees, officers and directors (the "AAT Indemnitees") harmless from and against any and all liability, damage, loss, cost or expense (including reasonable attorneys' fees) arising out of third party claims or suits related to (a) Allergan's or its Affiliate's negligence, willful misconduct or breach of this Agreement; or (b) the manufacture or use of Compounds by Allergan, its Affiliates or any permitted third party sublicensee of Allergan, or the manufacture, use or sale, by Allergan and its Affiliates, distributors and agents, of Derivatives or compounds that are based upon or derived from a Compound, except to the extent such claims or suits result from
(i) negligence or willful misconduct of or breach of this Agreement by any of the AAT Indemnitees or (ii) the manufacture, use or sale to third parties by AAT, its Affiliates, third party licensees, distributors or agents (provided such party is not Allergan or an Affiliate, sublicensee, distributor or agent of Allergan) of compounds having the same structure as Compounds made by AAT, its Affiliates, third party licensees, or agents or products containing such compounds or any compound based upon or derived therefrom. Upon the assertion of any such claim or suit, the AAT Indemnitees shall promptly notify Allergan thereof, and Allergan shall appoint counsel reasonably acceptable to the AAT Indemnitees to represent the AAT Indemnitees with respect to any claim or suit for which indemnification is sought, provided that Allergan shall have sole control over the defense and settlement of such claim or suit. AAT may nevertheless retain co-counsel at its own expense. As a condition to obtaining indemnification hereunder, the AAT Indemnitees shall not settle or attempt to settle or defend or attempt to defend any such claim or suit without the prior written consent of Allergan, unless they shall have first waived their rights to indemnification hereunder; provided that the foregoing shall in no way limit AAT's right to


[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.


                                      11.

challenge or defend against a claim (whether by Allergan or any third party) that the claim or suit that is the subject of a claim for indemnification by AAT hereunder results from negligence or willful misconduct of or breach of the Agreement by any of the AAT Indemnitees.

         7.2 INDEMNIFICATION BY AAT. AAT shall indemnify, defend and hold Allergan and its agents, employees, officers and directors (the "Allergan Indemnitees") harmless from and against any and all liability, damage, loss, cost or expense (including reasonable attorney's fees) arising out of third party claims or suits related to (a) AAT's or its Affiliates', negligence, willful misconduct or breach of this Agreement, (b) the manufacture, use or sale to third parties by AAT, its Affiliates, third party licensees, distributors or agents (provided such party is not Allergan or an Affiliate, distributor or agent of Allergan) of compounds having the same structure as Compounds or products containing such compounds or any compound based upon or derived therefrom, or (c) personal or property damage arising directly from the manufacturing of the Compounds by Axys, except to the extent that such claims or suits result from (i) the manufacture, use, or sale by Allergan and its Affiliates, sublicensees, distributors and agents of Compounds, Derivatives or compounds that are based upon or derived from a Compound, or (ii) negligence or willful misconduct of or breach of this Agreement by any of the Allergan Indemnitees. Upon the assertion of any such claim or suit, the Allergan Indemnitees shall promptly notify AAT thereof, and AAT shall appoint counsel reasonably acceptable to the Allergan Indemnitees to represent the Allergan Indemnitees with respect to any claim or suit for which indemnification is sought, provided that AAT shall have sole control over the defense and settlement of such claim or suit. Allergan may nevertheless retain co-counsel at its own expense. As a condition to obtaining indemnification hereunder, the Allergan Indemnitees shall not settle or attempt to settle or defend or attempt to defend any such claim or suit without the prior written consent of AAT, unless they shall have first waived their rights to indemnification hereunder; provided that the foregoing shall in no way limit Allergan's right to challenge or defend against a claim (whether by AAT or any third party) that the claim or suit that is the subject of a claim for indemnification by Allergan hereunder results from negligence or willful misconduct of or breach of the Agreement by any of the Allergan Indemnitees.

8.       TERMINATION AND EXPIRATION

         8.1 TERM. This Agreement shall commence upon the Effective Date and, unless earlier terminated as provided herein, shall expire on the later to occur of one year from the delivery to Allergan of all of the Libraries, or the third anniversary of the Effective Date.

         8.2 TERMINATION UPON MATERIAL BREACH.

             (a) Failure by a Party to comply with any of its material obligations contained herein shall entitle the Party not in default to give to the Party in default notice specifying the nature of the default, requiring it to make good or otherwise cure such default, and stating its intention to terminate if such default is not cured. If such default is not cured within [ * ] after the date of such notice (or, if such default cannot be cured within such [ * ], if the Party in default does not commence and diligently continue actions to cure such default), the Party not in default shall be entitled, without prejudice to any of its other rights conferred on it by this Agreement, and in addition to any other remedies available to it by law or in equity, to terminate this Agreement; provided, however, that such right to terminate shall be stayed in the event that,


[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.


                                      12.

during such [ * ], the Party alleged to have been in default shall have initiated dispute resolution proceedings in accordance with Section 9.11 with respect to the alleged default, which stay shall last so long as the initiating Party diligently and in good faith pursues the prompt resolution of such proceedings.

             (b) The right of a Party to terminate this Agreement, as provided above, shall not be affected in any way by its waiver or failure to take action with respect to any prior default. A Party may waive its right to terminate this Agreement with respect to a particular default, provided that any such waiver shall not constitute a waiver of, and such Party shall retain all rights to pursue, any and all other remedies it may have at law or in equity of such default by the other Party.

         8.3 CONSEQUENCES OF TERMINATION.

             (a) Upon termination of this Agreement by Allergan pursuant to
Section 8.2 for the uncured material breach of AAT, then: without prejudice to any other remedy of Allergan, (i) the sections set forth in Section 8.4(d) shall survive; (ii) AAT shall promptly return all Confidential Information of Allergan in its possession; (iii) all obligations and rights of AAT to provide additional Compounds shall terminate; (iv) [ * ]; and (v) all obligations of Allergan to make future payments [ * ] shall terminate.

             (b) Upon termination of this Agreement by AAT pursuant to Section
8.2 for the uncured material breach of Allergan, then: (i) all rights granted to Allergan under this Agreement, except for those referred to in the sections set forth in Section 8.4(e), shall terminate; (ii) with respect to any physical sample of a Compound delivered by AAT but not paid for by Allergan within [ * ] of delivery, Allergan shall return all existing physical samples of such Compound and Allergan may not further use such Compounds; (iii) all obligations of AAT to provide additional Compounds shall terminate; (iv) Allergan shall promptly return to AAT or destroy all copies of Confidential Information of AAT, including without limitation all Software Programs; and (v) all obligations of AAT to provide additional AAT Technology shall terminate.

         8.4 ACCRUED RIGHTS; SURVIVING OBLIGATIONS.

             (a) Termination or expiration of this Agreement for any reason shall be without prejudice to any rights which shall have accrued to the benefit of a Party prior to such termination or expiration. Such termination or expiration shall not relieve a Party from obligations which are expressly indicated to survive termination or expiration of this Agreement.

             (b) Without limiting the foregoing, Sections 2.6, 5.1, 5.2, 5.3,
5.4 and 5.5 and Articles 1, 6, 7 and 8 of this Agreement shall survive the expiration or termination of this Agreement for the following periods of time:
Sections 5.2, 5.4 and 5.5 and Article 6 shall survive for [ * ] after the effective date of expiration or termination, and all other Sections and Articles referred to in this subsection (b) shall survive indefinitely.

             (c) In addition to those sections set forth in subsection (b), Sections 2.4, 2.5, 3.3 and 3.4 shall survive indefinitely the expiration of this Agreement, subject to compliance by



[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.


                                      13.

Allergan, its Affiliates and any permitted sublicensees with all limitations on the practice of such rights set forth in Sections 2.4, 3.5 and Article 6, and [ * ].

             (d) In addition to those sections set forth in subsection (b), upon termination of this Agreement by Allergan pursuant to Section 8.2 for the uncured material breach of AAT, (i) Section 2.4 and 2.5 shall indefinitely survive termination for Compounds delivered and paid for by Allergan within [ * ] of delivery, subject to compliance by Allergan (and any permitted Affiliates) with the limitations set forth in Sections 2.4, 3.5 and Article 6,
(ii) [ * ], and (iii) the rights and licenses granted under Sections 3.3 and 3.4 shall indefinitely survive termination, subject to compliance by Allergan and its Affiliates with all limitations on the practice of such rights set forth in
Section 3.5 and Article 6.

             (e) In addition to those sections set forth in subsection (b), upon termination of this Agreement by AAT pursuant to Section 8.2 for the uncured material breach of Allergan, Sections 2.4 and 3.3 shall survive indefinitely solely with respect to those Compounds delivered and paid for by Allergan within [ * ] of delivery and for which Allergan (and any permitted Affiliates) has complied and continues to fully comply with the limitations set forth in Sections 2.4, 3.5 and Article 6.

9.       MISCELLANEOUS PROVISIONS

         9.1 RELATIONSHIP OF THE PARTIES. Nothing in this Agreement is intended or shall be deemed to constitute a partnership, agency or employer-employee relationship between the Parties. Neither Party shall incur any debts or make any commitments for the other.

         9.2 ASSIGNMENTS. Except as expressly provided herein, neither this Agreement nor any interest hereunder shall be assignable, nor any other obligation delegable, by a Party without the prior written consent of the other; provided, however, that a Party may assign this Agreement to any Affiliate or to any successor in interest by way of merger, acquisition or sale of all or substantially all of its assets in a manner such that the assignee shall be liable and responsible for the performance and observance of all such Party's duties and obligations hereunder, but provided that if such assignee is an Affiliate of the assigning Party, such Party shall guarantee the performance by such Affiliate of all its obligations under this Agreement. This Agreement shall be binding upon the successors and permitted assigns of the Parties. Any assignment not in accordance with this Section 9.2 shall be void.

         9.3 DISCLAIMER OF WARRANTIES. EXCEPT FOR THE WARRANTIES SET FORTH IN
SECTION 9.4, THE PARTIES DO NOT GRANT, AND HEREBY EXPRESSLY DISCLAIM, ALL WARRANTIES, EXPRESS, STATUTORY OR IMPLIED, INCLUDING WITHOUT LIMITATION, WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, OR NON-INFRINGEMENT OF THIRD PARTY RIGHTS. AXYS DOES NOT WARRANT, AND HEREBY DISCLAIMS ANY WARRANTY, THAT ANY SOFTWARE PROGRAM OR ANY SOFTWARE PROGRAM GENERATED FROM THE SOURCE CODE WILL MEET ALLERGAN'S SPECIFIC NEEDS OR THAT ALLERGAN'S USE OF SUCH PROGRAMS WILL BE UNINTERRUPTED OR ERROR-FREE. AXYS EXPRESSLY DISCLAIMS ANY AND ALL EXPRESS, IMPLIED OR STATUTORY WARRANTIES RELATIVE TO THE SOFTWARE PROGRAMS [ * ].



[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.


                                      14.

         9.4 REPRESENTATIONS AND WARRANTIES.

             (a) Each Party represents and warrants to the other Party that, as of the date of this Agreement:

                  (i) such Party is duly organized and validly existing under the laws of the state of its incorporation and has full corporate power and authority to enter into this Agreement and to carry out the provisions hereof;

                  (ii) such Party has taken all corporate action necessary to authorize the execution and delivery of this Agreement and the performance of its obligations under this Agreement;

                  (iii) this Agreement is a legal and valid obligation of such Party, binding upon such Party and enforceable against such Party in accordance with the terms of this Agreement, except as such enforcement may be limited by applicable bankruptcy, insolvency, reorganization, arrangement, moratorium or other similar laws affecting creditors' rights, and subject to general equity principles and to limitations on availability of equitable relief, including specific performance. All consents, approvals and authorizations from all governmental authorities or other third parties required to be obtained by such Party in connection with this Agreement have been obtained; and

                  (iv) such Party has obtained written confidentiality agreements from each of its employees and consultants who have access to the Confidential Information of the other Party hereunder, whether in the form of general confidentiality agreements from the employees obtained at the time of commencement of such employees' employment by such Party or otherwise, which agreements obligate such persons to maintain as confidential all confidential information obtained by such Party in confidence from a third party.

             (b) AAT represents and warrants to Allergan that as of the date of this Agreement:

                  (i) it has the full right, power and authority to enter into this Agreement and to grant the right and licenses granted under Articles 2 and 3 and Section 5.3 hereof;

                  (ii) the execution, delivery and performance of this Agreement by AAT does not constitute a material breach under, and is not precluded by the terms of, any agreement to which AAT is a party or by which AAT is bound;

                  (iii) [ * ]; and

                  (iv) [ * ]; and

                  (v) [ * ].

             (c) Allergan represents and warrants to AAT that as of the date of this Agreement:



[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.


                                      15.

                  (i) it has the full right, power and authority to enter into this Agreement; and

                  (ii) the execution, delivery and performance of this Agreement by Allergan does not constitute a material breach under, and is not precluded by the terms of, any agreement to which Allergan is a party or by which Allergan is bound.

         9.5 FURTHER ACTIONS. Each Party agrees to execute, acknowledge and deliver such further instruments and to do all such other acts as may be necessary or appropriate in order to carry out the purposes and intent of this Agreement.

         9.6 FORCE MAJEURE. The failure of a Party to perform any obligation under this Agreement by reason of acts of God, acts of governments, riots, wars, strikes, accidents or deficiencies in materials or transportation or other causes of any nature (whether similar or dissimilar) beyond its control for the duration thereof and for [ * ] thereafter shall not be deemed to be a breach of this Agreement.

         9.7 NO TRADEMARK RIGHTS. No right, express or implied, is granted by this Agreement to a Party to use in any manner the name or any other trade name or trademark of a Party in connection with the performance of this Agreement.

         9.8 ENTIRE AGREEMENT OF THE PARTIES; AMENDMENTS. This Agreement constitutes and contains the entire understanding and agreement of the Parties respecting the subject matter hereof and cancels and supersedes any and all prior negotiations, correspondence, understandings and agreements between the Parties, whether oral or written, regarding such subject matter. No waiver, modification or amendment of any provision of this Agreement shall be valid or effective unless made in writing and signed by a duly authorized officer of each Party.

         9.9 CAPTIONS. The captions and headings to this Agreement are for convenience only, and are to be of no force or effect in construing or interpreting any of the provisions of this Agreement.

         9.10 APPLICABLE LAW. This Agreement shall be governed by and interpreted in accordance with the laws of the State of California, USA, applicable to contracts entered into and to be performed wholly within the State of California, excluding conflict of laws principles. This Agreement is made and shall be interpreted solely in English, and all proceedings to enforce this Agreement shall be in English.

         9.11 DISPUTES. In the event of any controversy or claim arising out of, relating to or in connection with any provision of this Agreement, or the rights or obligations of the Parties hereunder, the Parties shall try to settle their differences amicably between themselves by referring the disputed matter to the President of AAT and the President of Research & Development of Allergan or his or her delegate for discussion and resolution. Either Party may initiate such informal dispute resolution by sending written notice of the dispute to the other Party, and within [ * ] after such notice such representatives of the Parties shall meet for attempted resolution by good faith negotiations. If such personnel are unable to resolve such



[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.


                                      16.

dispute within [ * ] of their first meeting of such negotiations, either Party may seek to have such dispute resolved by mediation or arbitration conducted in the [ * ] in accordance with [ * ]. It is understood and agreed by the Parties that, on showing of good cause, each Party shall be entitled to such discovery as may be permitted by the arbitrator. Each Party hereby consents to jurisdiction, for the foregoing purposes of enforcing any award rendered by the arbitrator, in the [ * ]. Notwithstanding the foregoing, all disputes relating to the validity, scope or enforceability of any patent shall be submitted for resolution to a court of competent jurisdiction. In any arbitration proceeding, the prevailing Party shall be entitled to recover attorneys' fees and costs.

         9.12 NOTICES AND DELIVERIES. Any notice, request, delivery, approval or consent required or permitted to be given under this Agreement shall be in writing and shall be deemed to have been sufficiently given if delivered in person, transmitted by telecopier (receipt verified) or five (5) days after it was sent by express courier service (signature required) or registered letter, return receipt requested (or its equivalent), to the Party to which it is directed at its address shown below or such other address as such Party shall have last given by notice to the other Parties.

         If to Allergan, addressed to:

                      Frances R. Tunney, Jr.
                      Corporate Vice President-Administration,
                      General Counsel and Secretary
                      2525 Dupont Drive
                      Irvine, CA 92612

        If to AAT, addressed to:

                      Axys Advanced Technologies, Inc.
                      180 Kimball Way
                      South San Francisco, CA  USA   94080
                      Telecopier:  +1 (650) 829-1067
                      Attn:  Chief Executive Officer

        with a copy to:

                      Axys Pharmaceuticals, Inc.
                      180 Kimball Way
                      South San Francisco, CA  USA   94080
                      Telecopier:  +1 (650) 829-1067
                      Attn:  General Counsel

         9.13 NO CONSEQUENTIAL DAMAGES. IN NO EVENT SHALL EITHER PARTY OR ANY OF ITS RESPECTIVE AFFILIATES BE LIABLE TO THE OTHER PARTY OR ANY OF ITS AFFILIATES FOR SPECIAL, INDIRECT, INCIDENTAL, PUNITIVE OR CONSEQUENTIAL DAMAGES, WHETHER IN CONTRACT, WARRANTY, TORT, NEGLIGENCE, STRICT LIABILITY OR OTHERWISE, including, but not limited to, loss of profits or revenue, or claims of customers of any of them or other third parties for such or other



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BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE
COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.


                                      17.

damages, but excluding from the foregoing liabilities arising from breach of the limitations in Sections 2.5, 3.4, 3.5 or Article 6.

         9.14 WAIVER. A waiver by either Party of any of the terms and conditions of this Agreement in any instance shall not be deemed or construed to be a waiver of such term or condition for the future, or of any subsequent breach hereof. All rights, remedies, undertakings, obligations and agreements contained in this Agreement shall be cumulative and none of them shall be in limitation of any other remedy, right, undertaking, obligation or agreement of either Party.

         9.15 COMPLIANCE WITH LAW. Nothing in this Agreement shall be deemed to permit a Party to export, reexport or otherwise transfer any Compound or any Confidential Information of AAT provided under this Agreement without compliance with all applicable laws.

         9.16 SEVERABILITY. When possible, each provision of this Agreement will be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be prohibited by or invalid under applicable law, such provision will be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of this Agreement.

         9.17 COUNTERPARTS. This Agreement may be executed in two counterparts, each containing the signature of one Party. Each counterpart shall be deemed an original, and both counterparts together shall constitute one and the same agreement.

         IN WITNESS WHEREOF, the Parties have caused this Agreement to be executed by their respective duly authorized officers as of the day and year first above written, each copy of which shall for all purposes be deemed to be an original.


                                      ALLERGAN, INC.


                                      By: /s/ Lester J. Kaplan
                                          -------------------------------------

                                      Name: Lester J. Kaplan
                                            -----------------------------------

                                      Title: Corporate Vice President
                                             ----------------------------------


                                      AXYS ADVANCED TECHNOLOGIES, INC.


                                      By: /s/ John P. Walker
                                          -------------------------------------

                                      Name: John  P. Walker
                                            -----------------------------------

                                      Title: Chairman
                                             ----------------------------------



[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.


                                      18.

[ * ]. [ * ]






[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.


                                      19.

                                    EXHIBIT A

                               METHODS OF ANALYSIS

                                      [ * ]










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BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE
COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

                                    EXHIBIT B

                                SOFTWARE PROGRAMS

                                      [ * ]







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COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS
AMENDED.




                                      ii.